CALIFORNIA               RESIDENTIAL PURCHASE AGREEMENT
ASSOCIATION                 (AND RECEIPT FOR DEPOSIT)
OF REALTORS(R)       For Use With Single Family Residential
                         Property--Attached or Detached

BROKER: Phillips & Harris Land Brokers AGENT: Phillips & Harris (707) 963-3644 Prepared using WINForms(TM) software.

Date: November 30, 1999, at St. Helena, California, Received From Chalone Wine Group, Inc. ("Buyer"), A Deposit of Ten-Thousand-and 00/100 Dollars $10,000, toward the Purchase Of Property Situated in Rutherford, County Of Napa, California, Described As 1865 St. Helena Highway (APN; 027-470-003), ("Property").

1. FINANCING: Obtaining the loans below is a contingency of this Agreement. Buyer shall act diligently and in good faith to obtain the designated loans. Obtaining deposit, down payment and closing costs is not a contingency.

     A. BUYER DEPOSIT shall be held uncashed until Acceptance and then deposited within 3 business days after Acceptance or [ ] ___________, [X] with Escrow Holder, [ ] into Broker's trust account or [ ]
          ___________,  by Personal  Check [ ]  Cashier's  Check [ ] Cash or [ ]
          ___________________________________________________ $10,000

     B. INCREASED DEPOSIT shall be deposited with ___________ within __ Days After Acceptance, or [ ] ___________ $___________

     C. FIRST LOAN IN THE AMOUNT OF $_________________ NEW First Deed of Trust in favor of LENDER, encumbering the Property, securing a note payable at maximum interest of ___% fixed rate, or ___% initial adjustable rate with a maximum interest rate cap of ___%, balance due in ___ years. Buyer shall pay loan fees/points not to exceed ___________. If FHA/VA, Seller shall pay ___% discount points, other fees not allowed to be paid by Buyer, not to exceed $___________, and the cost of lender required not otherwise provided for in this Agreement, not to exceed $___________.

     D.   ADDITIONAL FINANCING TERMS: __________________________ $______________
          ----------------------------------------------------------------------
          [ ] seller financing, (C.A.R. Form SFA-14); [ ] junior or assumed financing, (C.A.R. Form PAA-14, paragraph 5.)

     E. BALANCE OF PURCHASE PRICE (not including cost of obtaining loans and other closing costs) to be deposited with $1,690,000 escrow holder sufficient time to close escrow.

     F.   TOTAL PURCHASE PRICE $1,700,000

     G. LOAN CONTINGENCY shall remain in effect until the designated loans are funded (or [ ] _____) Days After Acceptance, by which time Buyer shall give Seller written notice of Buyer's election to cancel this Agreement if Buyer is unable to obtain the designated loans. If Buyer does not give Seller such notice, the contingency of obtaining the designated loans shall be removed by the method specified in paragraph 16B.)

     H. LOAN APPLICATIONS; PREQUALIFIED: For NEW financing, within 5 (or [ ] _____) Days After Acceptance, Buyer shall provide Seller a letter from lender or mortgage loan broker stating that, based on the review of Buyer's written application and credit report, Buyer is prequalified for the NEW loan indicated above. If Buyer fails to provide such letter within that time, Seller may cancel this Agreement in writing.

     I. [ ] APPRAISAL CONTINGENCY: (If checked) This Agreement is contingent upon Property appraising at no less than the specified total purchase price. The Appraisal contingency shall remain in effect for the same period as specified for the Loan Contingency in paragraph 1G.

     J. ALL CASH OFFER: If this is an all cash offer, Buyer shall, within 5 (or [ ] _____) Days After Acceptance, provide Seller written verification of sufficient funds to close this transaction. Seller may cancel this Agreement in writing within 5 Days After: (1) time to provide verification expires, if Buyer fails to provide verification; or (2) receipt of verification, if Seller reasonably disapproves it.

2. ESCROW: Close of Escrow shall occur X See Addendum Days After Acceptance (or [ ] on _____ (date)). Buyer and Seller shall deliver signed escrow instructions consistent with this Agreement [X] within 90 Days After Acceptance, [ ] at least _______ Days before Close of Escrow, or [ ] _________________. Seller shall deliver possession and occupancy of the Property to Buyer at [ ] on the date of Close of Escrow, or [ ] no later than __________ Days After date of Close of Escrow, or [X] see Contract Amendment #1. Property shall be vacant, unless otherwise agreed in writing. If transfer of title and possession do not occur at the same time, Buyer and Seller are advised to (a) consult with their insurance advisors, and
     (b) enter into a written occupancy agreement. Escrow instructions may include matters required to close this transaction which are not covered by this Agreement. The omission from escrow instructions of any provision in this Agreement shall not constitute a waiver of that provision.

3. OCCUPANCY: Buyer [X] does, [ ] does not, intend to occupy Property as Buyer's primary residence.

4. ALLOCATION OF COSTS: (Check boxes which apply. If needed, insert additional instructions in blank lines.)

        TRANSFER FEES:

     A. [X] Buyer [ ] Seller shall pay County transfer tax or transfer fee. ____
        -------------------------.

     B. [ ] Buyer [ ] Seller shall pay City transfer tax or transfer fee. ______
        -------------------------.

     C. [ ] Buyer [ ] Seller shall pay Homeowners' Association transfer fee. ___
        -------------------------.

        TITLE AND ESCROW COSTS:

     D. [X] Buyer [ ] Seller shall pay for owner's title insurance policy, issued by First American Title company.

     E. [X] Buyer [ ] Seller shall pay escrow fee. _______________ Escrow holder shall be First American Title.

        SEWER/SEPTIC/WELL COSTS:

     F. [ ] Buyer [ ] Seller shall pay for sewer connection, if required by Law prior to Close of Escrow.

     G. [X] Buyer [ ] Seller shall pay to have septic or private sewage disposal system inspected. ___________________.

     H. [X] Buyer [ ] Seller shall pay to have wells tested for water quality, potabilty, productivity, and recovery rate. ____________________________

        OTHER COSTS:

     I. [ ] Buyer [X] Seller shall pay zone disclosures reports, if any (paragraph 7). _____________________________________

     J. [X] Buyer [ ] Seller shall pay for Smoke Detector Installation and/or Water Heater bracing. ___________________________ Seller, prior to close of escrow, shall provide Buyer a written statement of compliance in accordance with state and local Law, unless exempt.

     K. [ ] Buyer [X] Seller shall pay the cost of compliance with any other minimum mandatory government retrofit standards and inspections required as a condition of closing escrow under any Law. ________________________

     L. [ ] Buyer [ ] Seller  shall  pay the cost of a  one-year  home  warranty
        plan,  issued  by   __________________,   with  the  following  optional
        coverage: ________________________. Policy cost not to exceed $0.00.

        PEST CONTROL REPORT:

     M. [X] Buyer [ ] Seller shall pay for the Pest Control Report ("Report"), which shall be prepared by Buyers Choice, a registered structural pest control company.

     N. [X] Buyer [ ] Seller shall pay for work recommended to correct conditions described in the Report as "Section 1,".

     O. [X] Buyer [ ] Seller shall pay for work recommended to correct conditions described in the Report as "Section 2," if requested by Buyer.

        Buyer and Seller acknowledge receipt of copy of this page, which constitutes Page 1 of 6 Pages.

           Buyer's Initials (TBS) Seller's Initials (BME)

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS(R) (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means, including facsimile or computerized formats.

Copyright (C) 1997, CALIFORNIA ASSOCIATION OF REALTORS(R)

R I  Published and distribed by:
E N  REAL ESTATE BUSINESS SERVICES, INC.
B C  a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS(R)
G    525 South Virgil Avenue, Los Angeles, California 90020

                                                             OFFICE USE ONLY

                                                       Reviewed by Broker
                                                       or Designee _____________
                                                       Date ____________________

                    American Software Systems (714) 727-0444

             RESIDENTIAL PURCHASE AGREEMENT AND RECEIPT FOR DEPOSIT
                        (RPA-14 PAGE 1 OF 5) REVISED 5/97

Property Address: 1865 St. Helena Highway, Rutherford (APN: 027-470-003)
                                                         Date: November 30, 1999

5.   PEST CONTROL TERMS:

     A. The Report shall cover the main building and attached structures and, if checked [ ] detached garages and carports, [ ] detached decks, [ ] the following other structures on the Property: ___________________.

     B. If Property is a unit in a condominium, planned development, or residential stock cooperative, the Report shall cover only the separate interest and any exclusive-use areas being transferred, and shall not cover common areas, unless otherwise agreed.

     C. If inspection of inaccessible areas is recommended in the Report, Buyer has the option, within 5 Days After receipt of the Report, either to accept and approve the Report by the method specified in paragraph 16B, or to request in writing that further inspection be made. If further inspection recommends "Section 1" and/or "Section 2" corrective work, such work, and the cost of inspection, entry, and closing of the inaccessible areas, the cost of the inspection, entry, and closing of those areas shall be paid for by Buyer.

     D. If no infestation or infection by wood destroying pests or organisms is found, the Report shall include a written Pest Control Certification. Certification shall be issued prior to Close of Escrow, unless otherwise agreed in writing.

     E. Inspections, corrective work and Pest Control Certification in this paragraph refers only to the presence or absence of wood destroying pests or organisms, and does not include the condition of roof coverings. Read paragraphs 9 and 12 concerning roof coverings.

     F. Nothing in this paragraph 5 shall relieve Seller or the obligation to repair or replace shower pans and shower enclosures due to leaks, if required by paragraph 9B(3). Water test of shower pans on upper level units may not be performed unless the owners of property below the shower consent.

6.   TRANSFER DISCLOSURE STATEMENT; SUBSEQUENT DISCLOSURES; MELLO-ROOS NOTICE:

     A. Within 5 (or [ ] ___) Days After Acceptance, unless exempt, a Real Estate Transfer Disclosure Statement ("TDS") shall be completed and delivered to Buyer, who shall sign and return a copy of it to Seller.

     B. In the event Seller, prior to Close Of Escrow, becomes aware of adverse conditions materially affecting the Property, or any material inaccuracy in disclosures, information, or representations previously provided to Buyer (including those made in a TDS) of which Buyer is otherwise unaware, Seller shall promptly provide a subsequent or amended disclosure, in writing, covering those items except for those conditions and material inaccuracies disclosed in reports obtained by Buyer.

     C. Seller shall make a good faith effort to obtain a disclosure notice from any local agencies which levy a special tax on the Property pursuant to the Mello-Roos Community Facilities Act, and shall promptly deliver to Buyer any such notice made available by those agencies.

     D. If the TDS, the Mello-Roos disclosure notice, or a subsequent or amended disclosure is delivered to Buyer after the offer is signed, Buyer shall have the right to terminate this Agreement within 3 days after delivery in person, or 5 days after delivery by deposit in the mail, by giving written notice of termination to Seller or Seller's agent.

7. DISCLOSURES: Within the time specified in paragraph 16, Seller shall provide to Buyer the following disclosures and information, take the following actions, and disclose material facts pertaining to the following conditions. Buyer shall then, within the time specified in paragraph 16, investigate the disclosures and information, and provide written notice to Seller of any item disapproved.

     A. PROPERTY DISCLOSURES: Earthquake Fault Zones, Seismic Hazard Zones (when available), Special Flood Hazard Areas, State Fire Responsibility Areas, Earthquake Guides, Lead-Based Paint Disclosures, Environmental Hazards Booklet, and Energy Efficiency Booklet (when published), or any other federal, state, or locally designated zone for which disclosure is required by Law.

     B. CONDOMINIUM/COMMON INTEREST SUBDIVISION: If Property is a unit in a condominium, planned development, or other common interest subdivision, Seller shall request from the Homeowners' Association ("HOA"), and upon receipt provide to Buyer, a statement indicating any current regular dues and assessments; known pending regular or special assessments, claims, or litigation and the location and number of parking and storage spaces; copies of covenants, conditions, and restrictions; articles of incorporation; "by-laws", other governing documents; most current financial statement distributed; statement regarding limited enforceability of age restrictions, if applicable; current HOA statement showing any unpaid assessments; any other documents required by Law, and the most recent 12 months of HOA minutes for regular and special meetings, if available.

     C. NOTICE OF VIOLATION: If prior to Close Of Escrow, Seller receives notice or is made aware of any notice filed or issued against the Property, of violations of city, county, state, or federal building, zoning, fire, or health Laws, Seller shall immediately notify Buyer in writing. Buyer shall, within the time specified in paragraph 16, provide written notice to Seller of any items disapproved.

B.   TITLE AND VESTING:

     A. Within the time specified in paragraph 16A, Buyer shall be provided a current preliminary (title) report (which is only an offer by the title insurer to issue a policy of title insurance, and may not contain every item affecting title). Buyer shall, within the time specified in paragraph 16, provide written notice to Seller of any items reasonably disapproved.

     B. At Close Of Escrow, Buyer shall receive a grant deed conveying title (or, for stock cooperative, an assignment of stock certificate), including oil, mineral and water rights if currently owned by Seller. Title shall be subject to all encumbrances, easements, covenants, conditions, restrictions, rights, and other matters which are of record or disclosed to Buyer prior to Close Of Escrow, unless disapproved in writing by Buyer within the time specified in paragraph 16. However, title shall not be subject to any liens against the Property, except for those specified in the Agreement. Buyer shall receive an ALTA-R owner's title insurance policy, if reasonably available. If not, Buyer shall receive a standard coverage owner's policy (e.g. CLTA or ALTA with regional exceptions). Buyer shall pay for Lender's title insurance policy. Title shall vest as designated in Buyer's escrow instructions. The title company, at Buyer's request, can provide information about availability, desirability and cost of various title insurance coverages. THE MANNER OF TAKING TITLE MAY HAVE SIGNIFICANT LEGAL AND TAX CONSEQUENCES.

9.   NO WARRANTIES EXCEPT AS SPECIFIED:

     A. EXCEPT AS SPECIFIED BELOW, AND ELSEWHERE IN THIS AGREEMENT, Property is sold "AS IS", in its present physical condition.

     B. (IF CHECKED) SELLER WARRANTS THAT AT THE TIME POSSESSION IS MADE AVAILABLE TO BUYER:

     [ ]     (1) Roof  shall be free of leaks  KNOWN   to Seller  or  DISCOVERED
             during escrow.

     [ ] (2) Built-in appliances (including free-standing oven and range, if included in sale), heating, air conditioning, electrical, water, sewer and pool/spa systems, if any, shall be repaired, if KNOWN by Seller to be inoperative or DISCOVERED to be so during escrow. (Septic/Well systems are not covered in this paragraph. Read paragraphs 4G and H.)

     [ ] (3) Plumbing systems, shower pans and shower enclosures shall be free of leaks KNOWN to Seller or DISCOVERED during escrow.

     [ ]     (4) All fire,  safety,   and  structural  defects in  chimneys  and
             fireplaces KNOWN to Seller or DISCOVERED during escrow shall be repaired.

     [ ] (5) All broken or cracked glass, torn existing window and door screens, and broken seals between multi-pane windows shall be replaced.

     [ ] (6) All debris and all personal property not included in the sale shall be removed.

     [X] (7) As Is

     C.  PROPERTY  MAINTENANCE:  Unless otherwise  agreed,  Property,  including
         pool,   spa,   landscaping   and  grounds,   is  to  be  maintained  in
         substantially the same condition as on the date of Acceptance.

     D. PROPERTY IMPROVEMENTS may not (a) be built according to codes or in compliance with Law, or (b) have had permits issued.

     E. INSPECTIONS AND DISCLOSURES: Items discovered in Buyer's Inspections which are not covered by paragraph 9B, shall be governed by the procedure in paragraphs 12 and 16. Buyer retains the right to disapprove the condition of the Property based upon items discovered in Buyer's Inspections. Disclosures in the TDS and items discovered in Buyer's inspections do NOT eliminate Seller's obligations under paragraph 9B, unless specifically agreed in writing. WHETHER OR NOT SELLER WARRANTS ANY ASPECT OF THE PROPERTY, SELLER IS OBLIGATED TO DISCLOSE KNOWN MATERIAL FACTS AND TO MAKE OTHER DISCLOSURES REQUIRED BY LAW.

Buyer and Seller acknowledge receipt of copy of this page, which constitutes Page 2 of 6 Pages.

Buyer's Initials (TBS)   Seller's Initials (BME)

                                                    OFFICE USE ONLY
                                                   Reviewed by Broker
                                                   or Designee _______
                                                   Date ________________
                                       _________________________________________

                                                                            LOGO

                                                                   EQUAL HOUSING
                                                                     OPPORTUNITY

  RESIDENTIAL PURCHASE AGREEMENT AND RECEIPT FOR DEPOSIT (RPA-14 PAGE 2 OF 5)
                                  REVISED 5/97

--------------------------------------------------------------------------------
BROKER: Phillips & Harris Land Brokers  AGENT: Phillips & Harris (707) 963-3644
                      Prepared using WINForms(TM) software

--------------------------------------------------------------------------------

Property Address: 1865 St. Helena Highway,  Rutherford (APN: 027-470-027;  028 &
029) SFAP Date: November 30, 1999

10. FIXTURES: ALL EXISTING fixtures and fittings that are attached to the Property, or for which special openings have been made, are INCLUDED IN THE PURCHASE PRICE (unless excluded below), and shall be transerred free of liens and "AS IS," unless specifically warranted. Fixtures shall include, but are not limited to, existing electrical, lighting, plumbing and heating fixtures, fireplace inserts, solar systems, built-in appliances, window and door screen, awnings, shutters, window coverings, attached floor coverings, television antennas, satellite dishes and related equipment, private integrated telephone systems, air coolers/conditioners, pool/spa equipment, water softeners (if owned by Seller), security system/alarms (if owned by Seller), garage door openers/remote controls, attached fireplace equipment, mailbox, in-ground landscape including trees/shrubs, and
     ___________________________.

     FIXTURES EXCLUDED: __________________________.

11. PERSONAL PROPERTY: The following items of personal property, free of liens and "AS IS," unless specifically warranted are INCLUDED IN THE PURCHASE
     PRICE: ___________________________________________________________________.

12. BUYER'S INVESTIGATION OF PROPERTY CONDITION: Buyer's Acceptance of the condition of the Property is a contingency of this Agreement, as specified in this paragraph and paragraph 16. Buyer shall have the right, at Buyer's expense, to conduct inspections, investigations, tests, surveys, and other studies ("Inspections"), including the right to inspect for lead-based paint and other lead hazards. No Inspections shall be made by any governmental building or zoning inspector or government employee without Seller's prior written consent, unless required by Law. Buyer shall, within the time specified in paragraph 16, complete these Inspections and notify Seller in writing of any items reasonably disapproved. Seller shall make Property available for all Inspections. Buyer shall: keep Property free and clear of liens; indemnify and hold Seller harmless from all liability, claims, demands, damages, and costs; and repair all damages arising from Inspections. Buyer shall carry, or Buyer shall require anyone acting on Buyer's behalf to carry, policies of liability, worker's compensation, and other applicable insurance, defending and protecting Seller from liability for any injuries to persons or property occurring during any work done on the Property at Buyer's direction, prior to Close of Escrow. Seller is advised that certain protections may be afforded Seller by recording a notice of non-responsibility for work done on the Property at Buyer's direction. At Seller's request Buyer shall give Seller, at no cost, complete copies of all Inspection reports obtained by Buyer concerning the Property. Seller shall have water, gas, and electricity on for Buyer's Inspections, and through the date possession is made available to Buyer.

13. FINAL WALK-THROUGH; VERIFICATION OF CONDITION: Buyer shall have the right to make a final inspection of the Property within 5 (or [ ] _____) Days prior to Close Of Escrow, NOT AS A CONTINGENCY OF THE SALE, but solely to confirm that Repairs have been completed as agreed in writing, and that Seller has complied with Seller's other obligations.

14. PRORATIONS AND PROPERTY TAXES: Unless otherwise agreed in writing, real property taxes and assessments, interest, rents, HOA regular dues and regular assessments, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, payments on Mello-Roos and other Special Assessment District bonds and assessments which are now a lien, and payments on HOA bonds and special assessments which have been imposed prior to Close Of Escrow, shall be PAID CURRENT and prorated between Buyer and Seller as of Close Of Escrow, except: ____________________________________.
     Prorated payments on Mello-Roos and other Special Assessment District bonds and assessments and HOA special assessments that are now a lien but not yet due, shall be assumed by Buyer WITHOUT CREDIT toward the purchase price. Property will be reassessed upon change of ownership. Any supplemental tax bills shall be paid as follows: (1) For periods after Close Of Escrow, by Buyer; and, (2) For periods prior to Close Of Escrow, by Seller. TAX BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER.

15.  SALE OF BUYER'S PROPERTY:

     A. This Agreement is NOT contingent upon the sale of Buyer's property, unless paragraph 15B is checked.

OR   B.   [ ] (If checked)  This  Agreement IS CONTINGENT on the Close Of Escrow
          of Buyer's property, described as (address) __________________________ ("Buyer's Property"), which is (if checked) [ ] listed for sale with ___________________________ Company, and/or (if checked) [ ] in Escrow
          No.   ________________________________   with  _______________________
          Escrow Holder, scheduled to Close Escrow on _________ (date). Buyer shall deliver to Seller, within 5 Days After Seller's request, a copy of the contract for the sale of Buyer's Property, escrow instructions, and all amendments and modifications thereto. If Buyer's Property does not close escrow by the date specified for Close Of Escrow in this paragraph, then either Seller or Buyer may cancel this Agreement in writing.

          (Check ONLY 1 or 2; do NOT check both.) After Acceptance:

          [ ] (1) Seller SHALL have the right to continue to offer the Property for sale. If Seller accepts another written offer, Seller shall give Buyer written notice to (a) remove this contingency in writing, (b) provide written verification of sufficient funds to close escrow on this sale without the sale of Buyer's Property, and (c) comply with the following additional requirement(s) ______________________________
          ______________________________________________________________________
          If Buyer fails to complete those actions within ____ hours or ____ Days After receipt of such notice, Seller may cancel this Agreement in writing.

          [ ] (2) Seller shall not have the right to continue to offer the Property for sale, except for back-up offers.

16.  TIME   PERIODS;   INSPECTIONS;   SATISFACTION/REMOVAL   OF   CONTINGENCIES;
     DISAPPROVAL/CANCELLATION RIGHTS:

     A. TIME PERIODS: This following time periods shall apply, unless changed by mutual written agreement:

          (1) SELLER HAS: 5 (or [ ]___) Days After Acceptance (a) to deliver to Buyer all reports, disclosures, and information for which Seller is responsible under paragraphs 4G, 4H, 4M, and 7A; and (b) to request and 2 Days After receipt to provide to Buyer all reports, disclosures, and information for which Seller is responsible under paragraph 7B and 8.

          (2) BUYER HAS: (a) 10 (or [X] 60) Days After Acceptance to complete all Inspections (including, if applicable, inspections for wood destroying pests or organisms under paragraph 4M and lead-based paint and lead hazards under paragraph 12), investigations and review of reports and other applicable information, with an additional 7 Days to complete geologic inspections. WITHIN THIS TIME, Buyer must either disapprove in writing any items which are unacceptable to Buyer or remove the contingency associated with such disapproval right, by the active or passive method, as specified below; (b) 5 (or _____) Days After receipt of (i) each of the items in paragraph 16A(1); and (ii) notice of code and legal violations under paragraph 7C, to either disapprove in writing any items which are unacceptable to Buyer, or remove the contingency associated with such disapproved right by the active or passive method as specified below.

          (3) SELLER'S RESPONSE TO BUYER'S DISAPPROVALS: Seller shall have 5 (or [ ] _____) Days After receipt of Buyer's written notice of items reasonably disapproved to respond in writing. If Seller refuses or is unable to make repairs to, or correct, any items reasonably disapproved by Buyer, or if Seller does not respond within the time period specified, Buyer shall have 5 (or [ ] _____) Days After receipt of Seller's response, or after the expiration of the time for Seller to respond, whichever occurs first, to cancel this Agreement in writing.

     B.   ACTIVE OR PASSIVE REMOVAL OF BUYER'S CONTINGENCIES:

          (1) [X] ACTIVE METHOD (APPLIES IF CHECKED): If Buyer does not give Seller written notice of items reasonably disapproved, removal of contingencies, or cancellation, within the time periods specified, Seller shall have the right to cancel this Agreement by giving written notice to Buyer.

          (2) PASSIVE METHOD (Applies UNLESS Active Method is checked): If Buyer does not give Seller written notice of items reasonably disapproved, or of removal of contingencies or cancellation within the time periods specified, Buyer shall be deemed to have removed the contingency associated with the disapproval right, or waived the contingency and the right to take those actions or to cancel.

     C. EFFECT OF CONTINGENCY REMOVAL: If Buyer removes any contingency or cancellation right by the active or passive method, as applicable, Buyer shall conclusively be deemed to have: (1) Completed all Inspections, investigations, and review of reports and other applicable information and disclosures pertaining to that contingency or cancellation right; (2) Elected to proceed with the transaction; and, (3) Assumed all liability, responsibility, and expense for repairs or corrections pertaining to that contingency or cancellation right, or for inability to obtain financing if the contingency pertains to financing, except for items which Seller has agreed in writing to repair or correct.

Buyer and Seller acknowledge receipt of copy of this page, which constitutes Page 3 of 6 Pages.

Buyer's Initials (TBS)   Seller's Initials (BME)

                                                             OFFICE USE ONLY

                                                       Reviewed by Broker
                                                       or Designee _____________
                                                       Date ____________________

                    American Software Systems (714) 727-0444

             RESIDENTIAL PURCHASE AGREEMENT AND RECEIPT FOR DEPOSIT
                       (RPA-14 PAGE 3 OF 5) REVISED 5/97

--------------------------------------------------------------------------------
BROKER: Phillips & Harris Land Brokers  AGENT: Phillips & Harris (707) 963-3644
                      Prepared using WINForms(TM) software
--------------------------------------------------------------------------------

Property Address: 1865 St. Helena Highway, Rutherford (APN: 027-470-003)
                                                         Date: November 30, 1999

     D. CANCELLATION OF SALE/ESCROW; RETURN OF DEPOSITS: If Buyer or Seller gives written NOTICE OF CANCELLATION pursuant to rights duly exercised under the terms of this Agreement, Buyer and Seller agree to sign mutual instructions to cancel the sale and escrow and release deposits, less fees and costs, to the party entitled to the funds. Fees and costs may be payable to service providers and vendors for services and products provided during escrow. Release of funds will require mutual, signed release instructions from both Buyer and Seller, judicial decision, or arbitration award. A party may be subject to a civil penalty of up to $1,000 for refusal to sign such instructions, if no good faith dispute exists as to who is entitled to the deposited funds (Civil Code s.s.1057.3).

17. REPAIRS: Repairs under this Agreement shall be completed prior to Close Of Escrow, unless otherwise agreed in writing. Work to be performed at Seller's expense may be performed by Seller or through others, provided that work complies with applicable laws, including governmental permit, inspection, and approval requirements. Repairs shall be performed in a skillful manner with materials of quality comparable to existing materials. It is understood that exact restoration of appearance or cosmetic items following all Repairs may not be possible.

18. WITHHOLDING TAXES: Seller and Buyer agree to execute and deliver any instrument, affidavit, statement, or insruction reasonably necessary to comply with state and federal withholding Laws, if required. (For example, C.A.R. FIRPTA and California compliance Forms AS-14 and AB-11.)

19. KEYS: At the time possession is made available to Buyer, Seller shall provide keys and/or means to operate all Property locks, mailboxes, security systems, alarms, and garage door openers. If the Property is a unit in a conominium or subdivision, Buyer may be required to pay a deposit to the HOA to obtain keys to accessible HOA facilities.

20. LIQUIDATED DAMAGES: If Buyer fails to complete this purchase by reason of any default of Buyer, Seller shall retain, as liquidated damages for breach of contract, the deposit actually paid. However, if the Property is a dwelling with no more than four units, one of which Buyer intends to occupy, then the amount retained shall be no more than 3% of the purchase price. Any excess shall be returned to Buyer. Buyer and Seller shall also sign a separate liquidated damages provision for any increased deposit. (C.A.R. Form RID-11 shall fulfill this requirement.)

                                      Buyer's Initials TBS Seller's Initials BME

21.  DISPUTE RESOLUTION:

     A. MEDIATION: Buyer and Seller agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to arbitration or court action, subject to paragraphs 21C and D below. Mediation fees, if any, shall be divided equality among the parties involved. If any party commences an action based on a dispute or claim to which this paragraph applies, without first attempting to resolve the matter through mediation, then that party shall not be entitled to recover attorney's fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.

     B. ARBITRATION OF DISPUTES: Buyer and Seller agree that any dispute or claim in Law or equity arising between them out of this Agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration, subject to paragraphs 21C and D below. The arbitrator shall be a retired judge or justice, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California
         Law. In all other respects, the arbitration shall be conducted in accordance with Part III, Title 9 of the California Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered in any court having jurisdiction. The parties shall have the right to discovery in accordance with Code of Civil Prodecure s.s.1283.05.

         "NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF
         DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY."

         "WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION."

                                      Buyer's Initials TBS Seller's Initials BME

     C. EXCLUSIONS FROM MEDIATION AND ARBITRATION: The following matters are excluded from Mediation and Arbitration hereunder: (a) A judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment land sale contract as defined in Civil Code s.s.2985; (b) An unlawful detainer action; (c) The filing or enforcement of a mechanic's lien; (d) Any matter which is within the jurisdiction of a probate, small claims or bankruptcy court; and (e) An action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure s.s.337.1 or s.s.337.15 applies. The filing of a court action to enable the recording of a notice of pending action, for order or attachment, receivership, injunction, or other provisional remedies, shall not constitute a violation of the mediation and arbitration provisions.

     D. BROKERS: Buyer and seller agree to mediate and arbitrate disputes or claims involving either or both Brokers, provided either or both Brokers shall have agreed to such mediation or arbitration, prior to, or within a reasonable time after the dispute or claim is presented to Brokers. Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the purchase and sale Agreement.

22. DEFINITIONS: As used in this Agreement:

     A. "Acceptance" means the time the offer or final counter offer is accepted by the other party, in accordance with paragraph 30 of the Ageement or the terms of the final counter offer.

     B. "Agreement" means the terms and conditions of this Residential Purchase Agreement and any counter offer.

     C.  "Days" means calendar days, unless otherwise required by Law.

     D. "Days After ..." means the specified number of calendar days after the occurrence of the event specified, not counting the calendar date on which the specified event occurs.

     E. "Close of Escrow" means the date the grant deed, or other evidence of transfer of title, is recorded.

     F. "Law" means any law, code, statute, ordinance, regulation, or rule, which is adopted by a controlling city, county, state or federal legislative or judicial body or agency.

     G.  "Repairs"   means   any   repairs,   alterations,    replacements,   or
         modifications, (including pest control work) of the Property.

     H. "Pest Control Certification" means a written statement made by a registered structural pest control company that on the date of inspection or re-inspection, the Property is "free" or is "now free" of "evidence of active infestation in the visible and accessible areas."

     I.  Singular and Plural terms each include the other, when appropriate.

23. MULTIPLE LISTING SERVICE ("MLS"): Brokers are authorized to report the terms of this transaction to any MLS, to be published and disseminated to persons authorized to use the information on terms approved by the MLS.

Buyer and Seller acknowledge receipt of copy of this page, which constitutes Page 4 of 6 Pages.

        Buyer's Initials (TBS)   Seller's Initials (BME)  (______)

        American Software Systems (714) 727-0444          --OFFICE USE ONLY--
                                                          Reviewed by BROKER
RESIDENTIAL PURCHASE AGREEMENT AND RECEIPT FOR DEPOSIT    Or Designee ________
         (RPA-14 PAGE 4 OF 5) REVISED 5/97                Date _______________
                                                          --------------------

 BROKER: Phillips & Harris Land Brokers AGENT: Phillips & Harris (707) 963-3644
                     Prepared using WINForms(TM) software.

Property Address: 1865 St. Helena Highway, Rutherford (APN: 027-470-027; 028 & 029 Date: November 30, 1999

24. EQUAL HOUSING OPPORTUNITY: The Property is sold in compliance with federal, state, and local anti-discrimination Laws.

25. ATTORNEY'S FEES: In any action, proceeding, or arbitration between Buyer and Seller arising out of this Agreement, the prevailing Buyer or Seller shall be entitled to reasonable attorney's fees and costs from the non-prevailing Buyer or Seller, except as provided in paragraph 21A.

26. SELECTION OF SERVICE PROVIDERS; If Brokers give Buyer or Seller referrals to persons, vendors, or service or product providers ("Providers"), Brokers do not guarantee the performance of any of those Providers. Buyer and Seller may select ANY Providers of their own choosing.

27. TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES: Time is of the essence. All understandings between the parties are incorporated in this Agreement. Its terms are intended by the parties as a final, complete, and exclusive expression of their agreement with respect to its subject matter, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. This Agreement may not be extended, amended, modified, altered, or changed, except in writing signed by Buyer and Seller.

28.  OTHER TERMS AND CONDITIONS, including ATTACHED SUPPLEMENTS:

        [ ] Buyer Inspection Advisory (C.A.R. Form BIA-14)

        [ ] Purchase Agreement Addendum (C.A.R. Form PAA-14, paragraph_________)

        See Contract Addendum #1.

29.  AGENCY   CONFIRMATION:   The  following  agency  relationships  are  hereby
     confirmed for this transaction:

     Listing Agent: Phillips & Harris Land Brokers (Print Firm Name) is the agent of (check one):

     [ ] the Seller exclusively; or [X] both the Buyer and Seller.

     Selling Agent: ___________________ (Print Firm Name) (if not same as Listing Agent) is the agent of (check one):

     [ ] the Buyer exclusively; or [ ] the Seller exclusively; or [ ] both the Buyer and Seller.

     Real Estate Brokers are not parties to the Agreement between Buyer and Seller.

30. OFFER: This is an offer to purchase the Property on the above terms and conditions. All paragraphs with spaces for initials by Buyer and Seller are incorporated in this Agreement only if initialed by all parties. If at least one but not all parties initial, a counter offer is required until agreement is reached. Unless Acceptance of Offer is signed by Seller, and a signed copy delivered in person, by mail, or facsimile, and personally received by Buyer, or by Phillips & Harris (707) 963-3644, who is authorized to receive it, by December 1, 1999 (date), at 5:00 PM, the offer shall be deemed revoked and the deposit shall be returned. Buyer has read and acknowledges receipt of a copy of the offer and agrees to the above confirmation of agency relationships. If this offer is accepted and Buyer subsequently defaults, Buyer may be responsible for payment of Brokers' compensation. This Agreement and any supplement, addendum, or modification, including any photocopy or facsimile, may be signed in two or more counterparts, all of which shall constitute one and the same writing.

--------------------------------------------------------------------------------

Buyer and Seller acknowledge and agree that Brokers: (a) Do not decide what price Buyer should pay or Seller should accept; (b) Do not guarantee the condition of the Property; (c) Shall not be responsible for defects that are not known to Broker(s) and are not visually observable in reasonably accessible areas of the Property; (d) Do not guarantee the performance or Repairs of others who have provided services or products to Buyer or Seller; (e) Cannot identify Property boundary lines; (f) Cannot verify inspection reports or representations of others; (g) Cannot provide legal or tax advice; (h) Will not provide other advice or information that exceeds the knowledge, education and experience required to obtain a real estate license. Buyer and Seller agree that they will seek legal, tax, insurance, and other desired assistance from appropriate professionals.

--------------------------------------------------------------------------------

BUYER _Thomas B._Selfridge__    BUYER __________________________

31. BROKER COMPENSATION: Seller agrees to pay compensation for services as follows:

to Phillips & Harris Land Brokers, Broker, and 5%___________________, to ______________________________, Broker, payable: (a) On recordation of the deed or other evidence of title; or (b) If completion of sales is prevented by default of Seller, upon Seller's default; or (c) If completion of sale is prevented by default of Buyer, only if and when Seller collects damages from Buyer, by suit or otherwise, and then in an amount equal to one-half of the damages recovered, but not to exceed the above compensation, after first deducting title and escrow expenses and the expenses of collection, if any. Seller hereby irrevocably assigns to Brokers such compensation from Seller's proceeds, and irrevocably instructs Escrow Holder to disburse those funds to Brokers at close of escrow. Commission instructions can be amended or revoked only with the consent of Brokers. In any action, proceeding or arbitration relating to the payment of such compensation, the prevailing party shall be entitled to reasonable attorney's fees and costs, except as provided in paragraph 21A.

32. ACCEPTANCE OF OFFER: Seller warrants that Seller is the owner of this Property or has the authority to execute this Agreement. Seller accepts the above offer, agrees to sell the Property on the above terms and conditions, and agrees to the above confirmation of agency relationships. Seller has read and acknowledges receipt of a copy of this Agreement, and authorizes Broker to deliver a signed copy to Buyer.

If checked: [X] SUBJECT TO ATTACHED COUNTER OFFER, DATED 12/8/99.

SELLER Barbara M. Eisele_______________________________________ Date 12/8/99____

SELLER ________________________________________________________ Date ___________

(___/___) (Initials) ACKNOWLEDGMENT OF RECEIPT: Buyer or authorized agent acknowledges receipt of signed Acceptance on (date) _________, at ____AM/PM.

Agency relationships are configured as above. Real Estate Brokers are not parties to the Agreement between Buyer and Seller. Receipt for deposit is acknowledged.

Real Estate Broker (Selling Firm Name) Phillips & Harris Land Brokers By _____________ Date November 30, 1999 Address 1224 Adams Street, St. Helena, CA 94574-____. Telephone (707) 963-3644 Fax (707) 963-4471.

Agency relationships are confirmed as above. Real Estate Brokers are not parties to the Agreement between Buyer and Seller.

Real Estate Broker (Listing Firm Name) Phillips & Harris Land Brokers By _____________ Date ______

Address 1224 Adams Street, St. Helena, CA 94574-____. Telephone (707) 963-3644 Fax (707) 963-4471.

This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR(R). REALTOR(R) is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS(R) who subscribe to its Code of Ethics.

OFFICIAL USE ONLY
------------------
Reviewed by Broker
or Designee_______
Date______________
------------------

American Software Systems (714) 727-0444

RESIDENTIAL PURCHASE AGREEMENT AND RECEIPT FOR DEPOSIT (RPA-14 PAGE 5 OF 5) REVISED 5/97

BROKER: Phillips & Harris Land Brokers AGENT: Phillips & Harris (707) 963-3644 Prepared using WINForms(TM) software.

                              DISCLOSURE REGARDING
                        REAL ESTATE AGENCY RELATIONSHIPS
                         (As required by the Civil Code)
          CALIFORNIA ASSOCIATION OF REALTORS(R) (C.A.R.) STANDARD FORM
                   PREPARED BY PHILLIPS & HARRIS LAND BROKERS

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

                                 SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller:

         A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

To the Buyer and the Seller:

         (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

         (b)  A duty of honest and fair dealing and good faith.

         (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

                                 BUYER'S AGENT

A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer:

        A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

         (a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

         (b) A duty of honest and fair dealing and good faith.

         (c) A duty to disclose all facts known to the agent materially affecting the value of desirability of the property that are not known to, or within the diligent attention and observation of the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

                     AGENT REPRESENTING BOTH SELLER & BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

         (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer.

         (b) Other duties to the Seller and the Buyer as stated above in their respective sections.

     In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered.

The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

Throughout  your  real  property  transaction  you may  receive  more  than  one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on the reverse hereof. Read it carefully.

WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE.

BUYER/SELLER___s/s Thomas Selfridge__   Date Nov. 30, 1999      Time _11:15 AM__

BUYER/SELLER___s/s Barbara M. Eisele_   Date______________      Time  _____AM/PM

AGENT ______________________________  By ________________  Date ________________
      (Please Print)                    (Associate Licensee
                                        or Broker-Signature

--------------------------------------------------------------------------------

This Disclosure form must be provided in a listing, sale, exchange, installment land contract, or lease over one year, if the transaction involves one-to-four dwelling residential property, including a mobile home, as follows:

         (a) From a Listing Agent to a Seller: Prior to entering into the listing.

         (b) From an Agent  selling a  property  he/she  has  listed to a Buyer:
             Prior to the Buyer's execution of the offer.

         (c) From a Selling Agent to a Buyer: Prior to the Buyer's execution of the offer.

         (d) From a  Selling  Agent (in a  cooperating  real  estate  firm) to a
             Seller: Prior to presentation of the offer to the Seller.

It is not necessary or required to confirm an agency relationship using a separate Confirmation form if the agency confirmation portion of the Real Estate Purchase Contract is properly completed in full. However, it is still necessary to use this Disclosure form.

--------------------------------------------------------------------------------

THIS STANDARDIZED DOCUMENT HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS(R) (C.A.R.) IN FORM ONLY. NO REPRESENTATION IS MADE AS TO THE APPROVAL OF THE FORM OF ANY SUPPLEMENTS NOT CURRENTLY PUBLISHED BY C.A.R. OR THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. IT SHOULD NOT BE USED WITH EXTENSIVE RIDERS OR ADDITIONS.

A REAL  ESTATE  BROKER  IS  THE  PERSON  QUALIFIED  TO  ADVISE  ON  REAL  ESTATE
TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is available for use by the entire real estate industry. The use of this form is not intended to identify the user as a REALTOR(R), REALTOR(R) is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS(R) who subscribe to its Code of Ethics.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproductin of this form by any means including facsimile or computerized formats.

Copyright(C) 1987 - 1995, CALIFORNIA ASSOCIATION OF REALTORS(R)
525 South Virgil Avenue, Los Angeles, California 90020
REVISED 10/95

---------------OFFICE USE ONLY.----------------
Reviewed by Broker or Designee ________________
         Date ______________________
-----------------------------------------------


                                   FORM AD-14

[LOGO] CALIFORNIA                                 COUNTER OFFER NO. 1
       ASSOCIATION                    (For use by Seller or Buyer. May be used
       OF REALTORS(R)                        for Multiple Counter Offer.)

        THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT -- READ IT CAREFULLY.
          CALIFORNIA ASSOCIATION OF REALTORS(R) (C.A.R.) STANDARD FORM

--------------------------------------------------------------------------------
  BROKER: Phillips & Harris Land Brokers AGENT: Phillips & Harris (707) 963-3644
                      Prepared using WINForms(TM) software
--------------------------------------------------------------------------------

This is a counter offer to the [X] Offer, [ ] Counter Offer, [ ] Other ________, dated December 08, 1999, regarding (property address): 1865 St. Helena Highway, Rutherford (APN: 027-470-003) between Chalone Wine Group, "Buyer'" and Barbara Eisele, Et Al, "Seller."

1. TERMS: The terms and conditions of the above referenced document are accepted subject to the following:

     A. Paragraphs in the purchase contract (offer) which require initials by all parties, but are not initialized by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer.

     B. Unless otherwise specified in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original offer.

     C.  Price shall be $1,900,000.

         Original Contract:

         Page 1 #2 Escrow to close  within 60 days from the date of  acceptance.

         Page 3 #16 2. Buyer shall have 45 days from date of acceptance to complete all inspections.

         Contract Addendum #1:

         #2 Escrow - Escrow shall close within 15 days after contingencies are removed in writing for both this property and 1877 St. Helena Highway and shall be contingent upon a simultaneous closing.

         Possession: This contract includes a Tenancy in the house, rent free for Barbara Eisele for up to 2 years time from close of escrow, for Seller to find a suitable replacement property. Further agreement shall follow regarding Tenancy and shall be contingent upon Buyer and Seller mutually agreeing upon the terms within 5 days of receipt.

         Buyer and Seller agree to keep price, terms and conditions of this sale confidential until close of escrow.

     D.  The following  attached  supplements  are  incorporated in this Counter
         Offer:

         [ ] -----------------------           [ ] -----------------------------
         [ ] -----------------------           [ ] -----------------------------

2. [ ] (If Checked:) MULTIPLE COUNTER OFFER: Seller is making a Counter Offer(s) to another prospective buyer(s) on terms which may or may not be the same as in this Counter Offer. Acceptance of this Counter Offer by Buyer shall not be binding unless and until it is subsequently re-signed by Seller in paragraph 7 below and returned to Buyer or Buyer's agent. Prior to the completion of all of these events, Buyer and Seller shall have no duties or obligations for the purchase or sale of the Property.

3. RIGHT TO ACCEPT OTHER OFFERS: Seller reserves the right to continue to offer the Property for sale or for other transaction, and to accept any other offer at any time prior to communication of acceptance, as described in paragraph 4. Seller's acceptance of another offer prior to Buyer's acceptance and communication of acceptance of this Counter Offer shall revoke this Counter Offer.

4. EXPIRATION: Unless acceptance of this Counter Offer is signed by the person receiving it, and communication of acceptance is made by delivering a signed copy in person, by mail, or by facsimile which is personally received, to the person making this Counter Offer or to Phillips & Harris
     (707) 963-3644, by 5:00 PM on the third calendar day after this Counter Offer is written (or, if checked, [X] date: _____December 10, 1999 _____, time___5:00PM AM/PM), this Counter Offer shall be deemed revoked and the deposit shall be returned to Buyer. This Counter Offer may be executed in counterparts.

     As the person(s) making this Counter Offer on the terms above, receipt of a copy is acknowledged.

     /s/ Barbara M. Eisele                   Date: Dec. 8, 1999  Time: 3:30 PM

     _____________________________________   Date: ____________  Time: ____AM/PM

5. ACCEPTANCE: I/WE accept the above Counter Offer (if checked: [ ] SUBJECT TO THE ATTACHED COUNTER OFFER) and acknowledge receipt of a copy.

     /s/ Thomas B. Selfridge                 Date: 12-9-99       Time: 12:55 PM

     _____________________________________   Date: ____________  Time: ____AM/PM

6. ACKNOWLEDGEMENT OF RECEIPT: Receipt of signed acceptance on (date) 2/9/99, at 12:55 AM/PM, by the maker of the Counter Offer, or other person designated in paragraph 4, is acknowledged. (____/____) (Initials)

--------------------------------------------------------------------------------
7. MULTIPLE COUNTER OFFER SIGNATURE LINE: (Paragraph 7 applies only if paragraph 2 is checked.) By signing below, Seller accepts this Multiple Counter Offer, and creates a binding contract. (NOTE TO SELLER: Do NOT sign in this paragraph until after Buyer signs the acceptance in paragraph 5, and returns to Seller for re-signing.)

     _____________________________________   Date: ____________  Time: ____AM/PM

     _____________________________________   Date: ____________  Time: ____AM/PM

--------------------------------------------------------------------------------

THIS STANDARDIZED DOCUMENT HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS(R) (C.A.R.) IN FORM ONLY. NO REPRESENTATION IS MADE AS TO THE APPROVAL OF THE FORM OF ANY SUPPLEMENTS NOT CURRENTLY PUBLISHED BY C.A.R. OR THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. IT SHOULD NOT BE USED WITH EXTENSIVE RIDERS OR ADDITIONS.

A REAL  ESTATE  BROKER  IS  THE  PERSON  QUALIFIED  TO  ADVISE  ON  REAL  ESTATE
TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

This form is available for use by the entire real estate industry. The use of this form is not intended to identify the user as a REALTOR(R). REALTOR(R) is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS(R) who subscribe to its Code of Ethics.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means, including facsimile or computerized formats.

Copyright(C) 1991-1996 CALIFORNIA ASSOCIATION OF REALTORS(R)

REBS INC

Published and distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS(R)
525 South Virgil Avenue, Los Angeles, California 90020

                                       ____________OFFICE USE ONLY______________
                                          Reviewed by Broker or Designee _______
                                                Date ________________
                                       -----------------------------------------

                                                                            LOGO

                                                                   EQUAL HOUSING
                                                                     OPPORTUNITY

                    American Software Systems (714) 727-0444
                       COUNTER OFFER (CO-14) REVISED 9/95